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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 23, 2003




                               COGNEX CORPORATION
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            (Exact name of registrant as specified in its charter)


         Massachusetts                  0-17869                  04-2713778
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                                One Vision Drive
                        Natick, Massachusetts 01760-2059
                                 (508) 650-3000
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              (Address, including zip code, and telephone number,
              including area code, of principal executive offices)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits


Exhibit No.       Description
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  99.1            News release, dated July 23, 2003, by Cognex Corporation

Item 9. Regulation FD Disclosure (Information Provided Under Item 12 - Results of Operations and Financial Condition)


The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release nos. 33-8216 and 34-47583. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

On July 23, 2003, Cognex Corporation issued a news release to report its financial results for the second quarter ended June 29, 2003. The release is furnished as Exhibit 99.1 hereto.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                          COGNEX CORPORATION

Dated: July 23, 2003                      By: /s/ Richard A. Morin
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                                          Richard A. Morin
                                          Senior Vice President of Finance,
                                          Chief Financial Officer, and Treasurer